

Clinical & Business Analytics
Revenue Cycle Management
mHealth
EHR
Electronic Health Record
WEB
Customized Practice Website
Patient Engagement
Practice Management
Care Coordination
Real-Time Adjudication
4¢ Transcription
ePrescribing App
Real-Time Verification
Lab Connectivity

MTBC.com A Unique Healthcare IT Company®

(NASDAQ: MTBC, MTBCP)

# Full Year 2018 Results

# Safe Harbor Statements

This presentation contains forward-looking statements within the meaning of the federal securities laws. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as "anticipate", "believe", "continue", "could", "estimate", "expect", "goals", "intend", "likely", "may", "plan", "potential", "predict", "project", "will" or the negative of these terms or other similar terms and phrases.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this presentation include, without limitation, statements reflecting management's expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, increased sales and marketing expenses, and the expected results from the integration of our acquisitions.

Forward-looking statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from those anticipated by such statements. These factors include our ability to:

- Manage our growth, including acquiring, partnering with, and effectively integrating the recent acquisition of Orion Healthcorp, Inc. and other acquired businesses into our infrastructure;
- Retain our clients and revenue levels, including effectively migrating new clients and maintaining or growing the revenue levels of our new and existing clients;
- Maintain operations in Pakistan and Sri Lanka in a manner that continues to enable us to offer competitively priced products and services;
- Keep pace with a rapidly changing healthcare industry;
- Consistently achieve and maintain compliance with a myriad of federal, state, foreign, local, payor and industry requirements, regulations, rules, laws and contracts;
- Maintain and protect the privacy of confidential and protected Company, client and patient information;
- Protect and enforce intellectual property rights;
- Attract and retain key officers and employees, and the continued involvement of Mahmud Haq as executive chairman, all of which are critical to our ongoing operations, growing our business and integrating of our newly acquired businesses;
- Comply with covenants contained in our credit agreement with our senior secured lender, Silicon Valley Bank and other future debt facilities;
- Pay our monthly preferred dividends to the holders of our Series A Preferred Stock;
- Compete with other companies developing products and selling services competitive with ours, and who may have greater resources and name recognition than we have; and;
- Keep and increase market acceptance of our products and services.

Although we believe that the expectations reflected in the forward-looking statements contained in this presentation are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements.

In our earnings releases, prepared remarks, conference calls, slide presentations, and webcasts, we may use or discuss non-GAAP financial measures, as defined by SEC Regulation G. The GAAP financial measure most directly comparable to each non-GAAP financial measure used or discussed, and a reconciliation of the differences between each non-GAAP financial measure and the comparable GAAP financial measure, are included in the Appendix to this presentation. Our earnings press releases containing such non-GAAP reconciliations can be found in the Investor Relations section of our web site at ir.mtbc.com.

The statements in this presentation are made as of the date of this presentation, and the Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

# Hosts for MTBC Full Year 2018 Earnings Call

| | |
|---|---|
| **Shruti Patel** | *General Counsel* |
| **Stephen Snyder** | *Chief Executive Officer* |
| **A. Hadi Chaudhry** | *President* |
| **Bill Korn** | *Chief Financial Officer* |
| **Mahmud Haq** | *Executive Chairman* |

# 2018 Financial Highlights

| | | 2018 Results |
| --- | --- | --- |
| • **Revenue** | growth of 59% over 2017 | **$50.5 M** |
| • **Net loss** | $3.4 million improvement from 2017 | **($2.1 M)** |
| • **Adjusted EBITDA** | 110% growth over 2017 | **$4.8 M** |
| • **Adjusted net income** | $0.29 per share | **$3.5 M** |
| • **Cash flow from operations** | greater than adjusted EBITDA | **$6.8 M** |

# MTBC's Business

MTBC is a healthcare information technology company that provides proprietary web-based solutions and business services to healthcare providers


Mobile Health
talkEHR™
The Next Frontier
Electronic Health Records
MTBC .com
Group Purchasing Organization
Revenue Cycle Management
Practice Management

# Full Year 2018 Results



A Unique Healthcare IT Company



Revenue
+59%
$24
$32
$51
2016
2017
2018
Net loss
-62%
(36%) margin
($8.8)
(17%) margin
($5.6)
(4%) margin
($2.1)
2016
2017
2018
Adjusted net income
+9550%
(8%) margin
($2.0)
$0.0
0% margin
$3.5
7% margin
2016
2017
2018
Adjusted EBITDA
+110%
(2%) margin
($0.6)
$2.3
7% margin
$4.8
10% margin
2016
2017
2018

*($ in millions. Percent change reflects 2017 to 2018)*

See reconciliations of non-GAAP results in the Appendix

# Full Year 2018 Results



Cash
+232%
$4.4
$14.5
2017
2018
Working capital
+289%
$4.6
$17.9
2017
2018
Total assets
+87%
$26
$48
2017
2018
Cash flow from operations
+2320%
$0.3
$6.8
2017
2018

*($ in millions. Percent change reflects 2017 to 2018)*

# Revenue Growth: 2013 – 2018 *plus* 2019 guidance



($ in millions)
2013 – 2018 Historical CAGR: 37%
$10.5
$18.3
$23.1
$24.5
$31.8
$50.5
$63-65
Range
Guidance
Actual
2013
2014
2015
2016
2017
2018
2019 Guidance

***Note that the 2019 Guidance excludes the effects of any additional, material acquisitions***

*Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results*

# Adjusted EBITDA: 2014 – 2018 *plus* 2019 guidance

*($ in millions)*


$8-10
Range
Guidance
Actual
$4.8
$2.3
($1.7)
($0.7)
($0.6)
2014
2015
2016
2017
2018
2019
Guidance

***Note that the 2019 Guidance excludes the effects of any additional, material acquisitions***

*Investors are cautioned that such statements involve risks and uncertainties that could cause actual results to differ materially from anticipated results*

# For More Information

**Corporate Website** www.mtbc.com

**Investor Relations Events/Presentations page** ir.mtbc.com/events

**Investor Inquiries**

Bill Korn, CFO
bkorn@mtbc.com

Matt Kreps, Darrow IR
mkreps@darrowir.com
(214) 597-8200


MTBC
Investor Relations
Company Overview
$5.17

# Appendix

# Adjusted EBITDA Reconciliation

| *($000s)* | 2014 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|
| **Net loss** | **$ (4,509)** | **$ (4,688)** | **$ (8,797)** | **$ (5,565)** | **$ (2,138)** |
| Provision (benefit) for income taxes | 176 | 138 | 197 | 68 | (157) |
| Net interest expense | 157 | 262 | 646 | 1,307 | 250 |
| Foreign exchange / other expense | 135 | (170) | 53 | (249) | (435) |
| Stock-based compensation expense | 259 | 629 | 1,928 | 1,487 | 2,464 |
| Depreciation and amortization | 2,791 | 4,599 | 5,108 | 4,300 | 2,854 |
| Integration and transaction costs | 1,076 | 341 | 976 | 791 | 1,891 |
| Change in contingent consideration | (1,811) | (1,786) | (716) | 152 | 73 |
| **Adjusted EBITDA** | **$ (1,726)** | **$ (675)** | **$ (605)** | **$ 2,291** | **$ 4,802** |

# Non-GAAP Adjusted Net Income Reconciliation

| ($000s) | | 2014 | | 2015 | | 2016 | | 2017 | | 2018 |
|---|---|---|---|---|---|---|---|---|---|---|
| **Net loss** | $ | (4,509) | $ | (4,688) | $ | (8,797) | $ | (5,565) | $ | (2,138) |
| Foreign exchange / other expense | | 135 | | (170) | | 53 | | (249) | | (435) |
| Stock-based compensation expense | | 259 | | 629 | | 1,928 | | 1,487 | | 2,464 |
| Amortization of purchased intangible assets | | 2,503 | | 4,119 | | 4,397 | | 3,393 | | 1,828 |
| Integration and transaction costs | | 1,076 | | 342 | | 976 | | 791 | | 1,891 |
| Change in contingent consideration | | (1,811) | | (1,786) | | (715) | | 152 | | 73 |
| Income tax expense (benefit) related to goodwill | | - | | 171 | | 174 | | 27 | | (208) |
| **Non-GAAP Adjusted Net Income** | $ | (2,347) | $ | (1,383) | $ | (1,984) | $ | 36 | $ | 3,475 |